UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Pattern Energy Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 9, 2019
PATTERN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1088 Sansome Street
San Francisco, CA 94111
(Address and zip code of principal executive offices)
(415) 283-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock	PEGI	Nasdaq Global Select Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
As previously disclosed, on November 3, 2019, Pattern Energy Group Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Pacific US Inc., a Delaware corporation (“Parent”), and Pacific Bidco US Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Canada Pension Plan Investment Board (“CPPIB”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of certain specified conditions set forth therein, the merger of Merger Sub with and into the Company, with the Company surviving the merger as a subsidiary of Parent.

Pursuant to the Merger Agreement, during the 35-day period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (Eastern Time) on December 8, 2019 (the “Go-Shop Period”), the Company was permitted to solicit, initiate or encourage company acquisition proposals and engage in, enter into, continue or otherwise participate in any discussions or negotiations with respect to any acquisition proposal, subject to certain considerations, including conditions on solicitations with respect to certain parties. At 11:59 p.m. (Eastern Time) on December 8, 2019 the Go-Shop Period expired. During the Go-Shop Period, the Company, with the assistance of Evercore Group L.L.C. and Goldman, Sachs & Co. LLC, the financial advisors to the Special Committee of the Board of Directors of the Company, contacted 16 potential bidders. Each party that was contacted either notified the Company that, after further review, it would not be interested in pursuing a potential transaction with the Company or did not respond.   Starting immediately after 11:59 p.m. (Eastern Time) on December 8, 2019 and pursuant to the terms of the Merger Agreement, the Company was required to cease such solicitation activities and became subject to customary non-solicitation restrictions on its ability to solicit third-party proposals relating to alternative transactions or to provide information to and engage in discussions with a third party in relation to an alternative transaction, subject to certain customary exceptions to permit the Company’s directors to comply with their fiduciary duties.

A copy of the press release with respect to the expiration of the Go-Shop Period is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation, (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is being furnished as part of this Current Report on Form 8-K.
Exhibit Number	Description
99.1	Press release issued on December 9, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 9, 2019

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: General Counsel and Secretary

EXHIBIT 99.1

Pattern Energy Announces Expiration of “Go-Shop Period”

SAN FRANCISCO – December 9, 2019 – Pattern Energy Group Inc. (Nasdaq and TSX: PEGI) (“Pattern Energy” or “the Company”) today announced the expiration of the 35-day "Go-Shop Period” under the merger agreement between Pattern Energy and Canada Pension Plan Investment Board (“CPPIB”) (the “Merger Agreement”) that was previously announced on November 4, 2019.

During the “Go-Shop Period,” pursuant to the terms of the Merger Agreement, Pattern Energy, with the assistance of Evercore and Goldman, Sachs & Co. LLC, the financial advisors to the Special Committee of the Board of Directors of Pattern Energy, contacted 16 potential bidders. Each party that was contacted either notified Pattern Energy that, after further review, it would not be interested in pursuing a potential transaction with Pattern Energy or did not respond.

Pursuant to the terms of the Merger Agreement, Pattern Energy has now ceased such solicitation activities and has become subject to customary non-solicitation restrictions on its ability to solicit third-party proposals relating to alternative transactions or to provide information to and engage in discussions with a third-party in relation to an alternative transaction, subject to certain customary exceptions to permit Pattern Energy’s directors to comply with their fiduciary duties.

The transaction with CPPIB is expected to close by the second quarter of 2020, subject to Pattern Energy shareholder approval, receipt of the required regulatory approvals, and other customary closing conditions.

About Pattern Energy
Pattern Energy Group Inc. (Pattern Energy) is an independent power company listed on the Nasdaq Global Select Market and Toronto Stock Exchange. Pattern Energy has a portfolio of 28 renewable energy projects with an operating capacity of 4.4 GW in the United States, Canada and Japan that use proven, best-in-class technology. Pattern Energy’s wind and solar power facilities generate stable long-term cash flows in attractive markets and provide a solid foundation for the continued growth of the business. For more information, visit www.patternenergy.com.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable jurisdictions as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company Common Stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12- month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e)

the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10- K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC and Canadian securities regulatory authorities. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation
The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC and Canadian securities regulatory authorities on April 23, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

Contacts

Pattern Energy

Media Relations
Matt Dallas
917-363-1333
matt.dallas@patternenergy.com

or

Joele Frank, Wilkinson Brimmer Katcher
Andy Brimmer / Ed Trissel / Aaron Palash
212-355-4449

Investor Relations
Ross Marshall
416-526-1563
ross.marshall@loderockadvisors.com